Exhibit 10.24

FIRST AMENDMENT TO THE
ENERGIZER HOLDINGS, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
2010 Restatement

WHEREAS, Energizer Holdings, Inc., a corporation duly organized and existing under the laws of the State of Missouri (“Company”), previously established the Energizer Holdings, Inc.
Supplemental Executive Retirement Plan (“Plan”); and

WHEREAS, the Energizer Plans Administrative Committee (“EPAC”) has authority pursuant to Section 4.4 of the Plan to amend the Plan and desires to amend the Plan to reflect that all benefit accruals are frozen as of December 31, 2013;

NOW, THEREFORE, effective as of the close of December 31, 2013, the Plan is amended as follows:

1.    A new paragraph is added at the end of the introduction to read as follows:

“Effective January 1, 2014, eligibility and benefit accruals under the Retirement Plan were frozen. Therefore, service and Compensation earned after December 31, 2013 do not provide for additional benefit accruals under the Retirement Plan. By operation of the terms of this Plan, since no benefits shall accrue under the Retirement Plan after December 31,
2013, no service or Compensation earned after December 31, 2013 shall increase the benefit of an Employee eligible to participate in this Plan after such date or allow any Employee to gain eligibility for this Plan after such date. The Plan is frozen as of January 1, 2014.”

2.    Section 1.7 is amended by adding the following to the end thereof:

“Since no compensation earned after December 31, 2013 shall count for any purpose under the Retirement Plan, compensation earned after that date shall not count for any purpose under this Plan. The Plan is frozen as of January 1, 2014.”

3.    Section 3.1(a) is amended by adding the following to the end thereof:

“Since no compensation or service earned after December 31, 2013 shall count for any purpose under the Retirement Plan, compensation and service earned after that date shall not count for any purpose under this Plan. The Plan is frozen as of January 1, 2014.”

IN WITNESS WHEREOF, this Amendment is executed by a duly authorized executive of the
Company as of the date below.

ENERGIZER HOLDINGS, INC.

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